Exhibit 10.33

Bogota, September 25, 2023

Messrs.

LATAM LOGISTIC COL PROPCO COTA 1 SAS

GUILLERMO ZARCO

LEGAL REPRESENTATIVE

Reference:	Response to the Waiver Request for Leasing Agreement # 235195 executed between Bancolombia and the company LATAM LOGISTIC COL PROPCO COTA 1 SAS

Dear Sirs,

1.	We refer to Lease Agreement #235195. (hereinafter the Leasing Agreement) executed between LATAM LOGISTIC COL PROPCO COTA 1 SAS (hereinafter the Lessee) and Bancolombia S.A. (“Bancolombia”).

2.	Capitalized words that are not expressly defined herein have the meaning assigned to them in the Lease Agreement.

3.	In accordance with the provisions of the Leasing Agreement, the Lessee undertook to:

a.	FCL/SD greater than 1.2x by 2023 for contract No 235195

4.	That, in response to its request for a waiver, Bancolombia states that, through this communication, it exempts the Lessee for not having complied in the course of 2023 with the commitment(s) described in paragraph 3 of this document.

Except for the waiver granted herein, Lessee continues to be bound by all the terms and conditions of the Lease Agreement.

Bogota, September 25, 2023

Messrs.

Reference:	Response to the Waiver Request for Leasing Agreement # 257617 signed between Bancolombia and the company LATAM LOGISTIC COL PROPCO COTA 1 SAS

Dear Sirs,

1.	We refer to Lease Agreement #257617. (hereinafter the Leasing Agreement) executed between LATAM LOGISTIC COL PROPCO COTA 1 SAS (hereinafter the Lessee) and Bancolombia S.A. (“Bancolombia”).

2.	Capitalized words that are not expressly defined herein have the meanings assigned to them in the Lease Agreement.

3.	In accordance with the provisions of the Leasing Agreement, the Lessee undertook to:

a.	FCL/SD greater than 1.2x by 2023 for contract No 257617

4.	That, in response to its request for a waiver, Bancolombia states that, through this communication, it exempts the Lessee for not having complied in the course of 2023 with the commitment(s) described in paragraph 3 of this document.

Except for the waiver granted herein, Lessee continues to be bound by all the terms and conditions of the Lease Agreement.